UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 7, 2021 (June 3, 2021)
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728		87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Additional Payroll Support Payment

On June 3, 2021, the United States Department of the Treasury (“Treasury”) provided to JetBlue Airways Corporation (the “Company”) a payment of $270.6 million (the “Additional Payroll Support Payment”) under the Payroll Support Program 3 Agreement between the Company and Treasury, dated May 6, 2021 (the “PSP3 Agreement”), governing the Company’s participation in the federal payroll support program for passenger air carriers under Section 7301 of the American Rescue Plan Act of 2021 pursuant to which Treasury will provide financial assistance to be used for the continuation of payment of employee wages, salaries, and benefits (the “Payroll Support Program 3”). As previously disclosed, on May 6, 2021, the Company received from Treasury a grant of $219.4 million and a loan of $51.2 million, evidenced by a promissory note dated May 6, 2021 (the “Promissory Note”), under the PSP3 Agreement. The Additional Payroll Support Payment includes a grant of $189.4 million and an increase in principal of the Promissory Note of $81.2 million. The terms of the Promissory Note are described in the Company’s Current Report on Form 8-K filed with the SEC on May 10, 2021 incorporated herein by reference (the “Prior Form 8-K”).

In consideration for the Additional Payroll Support Payment, on June 3, 2021, the Company issued to Treasury, a warrant to purchase an additional 407,929 shares of common stock at an exercise price of $19.90 per share (the “Additional PSP3 Warrant”), pursuant to the warrant agreement, dated May 6, 2021, with Treasury under the Payroll Support Program 3 (the “PSP3 Warrant Agreement”). The Additional PSP3 Warrant was issued using the same exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and has the same terms as the warrants issued to Treasury on May 6, 2021 under the PSP3 Warrant Agreement, described in the Prior Form 8-K.

The Additional PSP3 Warrant and Promissory Note will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2021 to be filed with the Securities and Exchange Commission.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described under Item 1.01 above regarding the amended Promissory Note is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date:	June 7, 2021	By:	/s/ Alexander Chatkewitz
Vice President, Controller, and Chief Accounting Officer (Principal Accounting Officer)